                                                              Exhibit 10.3i
RELEASE OF GUARANTEE AND COLLATERAL

This Release of Guarantee and Collateral, dated as of July 25, 2008, (“Release”) is by and among CITIBANK, N.A., as Administrative Agent and Collateral Agent (as defined below), CRC HEALTH CORPORATION, a Delaware corporation (f/k/a CRC HEALTH GROUP, INC.) (the “Borrower”), ADIRONDACK LEADERSHIP EXPEDITIONS, LLC, a Delaware limited liability company (“Adirondack”) and LONE STAR EXPEDITIONS, INC., a Delaware corporation (“Lone Star” and, together with Adirondack, the “Companies”).

1. Reference to Credit Agreement and Security Agreement  Reference is made to (i) that Credit Agreement dated as of February 6, 2006 (as amended and restated as of November 17, 2006 and as subsequently amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among CRC Health Group, Inc., a Delaware corporation (“Holdings”), Borrower, Citibank, N.A., as administrative agent (in such capacity, the “Administrative Agent”), collateral agent (in such capacity, the “Collateral Agent”), Swing Line Lender and L/C Issuer, each Lender from time to time party thereto, JPMorgan Chase Bank, N.A., as Syndication Agent, and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Documentation Agent and (ii) that certain Security Agreement dated as of February 6, 2006 (the “Security Agreement”), among Borrower, Holdings, the Subsidiaries of the Borrower identified therein and Citibank, N.A., as Collateral Agent for the Secured Parties.  Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Security Agreement referred to therein.

2. Company’s Certification.  The undersigned, in the capacity as the duly appointed officer of each Company and the Borrower, hereby certifies on behalf of each Company and the Borrower that (i) each Company is a Crowell Subsidiary, (ii) the Equity Interests of each Company have vested pursuant to the terms of the applicable Crowell Equity Document attached as Annex A hereto in accordance with the first proviso to Section 7.14 of the Credit Agreement (the “Vested Interests”), (iii) each Company has been released or shall be released simultaneously with this Release from its guarantee of the Senior Subordinated Notes and (iv) the Administrative Agent and Collateral Agent are authorized to release the Guarantee of each Company pursuant to Section 9.11(c) of the Credit Agreement and by the Security Agreement and to release its security interest in each Company pursuant to Section 9.11(a)(iv) of the Credit Agreement and by the Security Agreement.

3. Release.  In connection with the Vested Interests, each Company and the Borrower has requested that the Collateral Agent release the Guarantee of each Company created pursuant to the Credit Agreement in accordance with Section 9.11(c) of the Credit Agreement and release each lien, security interest and other encumbrance of any kind in respect of each Company created pursuant the Security Agreement in accordance with Section 9.11(a)(iv) of the Credit Agreement.  The Administrative Agent and Collateral Agent hereby release such Guarantee and security interest.  For the avoidance of doubt, this Release does not release any guarantee or lien in respect of Borrower or any other Loan Party other than the Companies in favor of the Secured Parties pursuant to the Credit Agreement, Security Agreement or any other Loan Document.

4. Authorization to File UCC-3.  The Collateral Agent hereby authorizes each Company to file UCC-3 termination financing statements in the form attached hereto as Annex B.

5. General.  Each of the Credit Agreement and the Security Agreement is confirmed as being in full force and effect.  This Release may be executed in any number of counterparts, which together shall constitute one instrument, and shall bind and inure to the benefit of the parties and their respective permitted successors and assigns.  This Release shall be governed by and construed in accordance with the laws of the State of New York without regard to conflict of laws principles thereof.

                                                               Exhibit 10.3i

Each of the undersigned has caused this Release to be executed and delivered by its duly authorized officer as of the date first above written.

CRC HEALTH CORPORATION

By:

Name:    Kevin Hogge
Title:     Chief Financial Officer

ADIRONDACK LEADERSHIP EXPEDITIONS, LLC

By:

Name:    Kevin Hogge
Title:     Chief Financial Officer

LONE STAR EXPEDITIONS, INC.

By:

Name:    Kevin Hogge
Title:     Chief Financial Officer

The foregoing is hereby agreed to and accepted:

CITIBANK, N.A.,
   as Administrative Agent and Collateral Agent

By:

Name:
Title:

Annex A
                                                                Exhibit 10.3i

ADIRONDACK LEADERSHIP EXPEDITIONS, LLC
SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (the “Agreement”), dated as of April 1, 2004, is entered into by and between ADIRONDACK LEADERSHIP EXPEDITIONS, LLC, a Delaware limited liability company (the “Company”), and the undersigned, SUE CROWELL (the “Employee”).

RECITALS

WHEREAS, the Company is an indirect, wholly-owned subsidiary of Aspen Education Group, Inc., a California corporation (“AEG”), and a direct, wholly-owned subsidiary of Aspen Youth, Inc., a California corporation (“Aspen”).

WHEREAS, Employee is employed by AEG as the head of the wilderness division of AEG.

WHEREAS, in order to give Employee an opportunity to acquire an interest in the Company as an incentive for Employee to continue participating in the affairs of the Company, the Company desires to issue certain membership interests to Employee pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements, representations, warranties, provisions, covenants and other consideration, the sufficiency and adequacy of which is hereby acknowledged, the Company and Employee agree as follows:

1.                      Issuance of Membership Interest. On April 1, 2008 (the “Vesting Date”), the Company shall issue to Employee ten (10) units of the Company (the “Units”), which represent ten percent (10%) of the issued and outstanding membership interests of the Company. On such date of issuance, the Company shall deliver to Employee a membership certificate registered in Employee’s name representing the Units and Employee shall sign a receipt acknowledging receipt of the Units.

2.                      Amended and Restated Operating Agreement. Notwithstanding the foregoing, the Company shall not issue the Units to Employee unless and until Employee signs an Amended and Restated Operating Agreement, effective as of the date of issuance of the Units, that includes the transfer restrictions and other rights and obligations of the Company and Employee as set forth herein. Notwithstanding anything to the contrary herein, the Amended and Restated Operating Agreement shall provide that all Distributions (as defined therein) shall be made to Aspen and that no Distribution shall be made to Employee. The Company shall provide such Amended and Restated Operating Agreement to Employee for review no later than 30 days prior to the Vesting Date.

3.                      Sale of the Company. In  the event Aspen elects to sell the membership interests of the Company, whether through a direct purchase or through a merger or other type of transaction, or all or substantially all of the assets of the Company, to a third party (a “Call  Event”) on or after the Vesting Date, the Company shall notify Employee of such sale at least ten days prior to the closing of such sale and Employee shall sell or transfer the Units to the Company on or before the closing date.

(a)           In consideration for such sale or transfer of the Units to the Company, Employee shall receive an amount of consideration (the “Transfer Price”) equal to: the product of (i) the sum of (X) twelve month trailing EBITDA for the twelve month period ending on the last day of the month immediately preceding the month in which such Call Event occurs, minus (Y) an amount equal to maintenance capital expenditures for such twelve month period; multiplied by (ii) 4.5; multiplied by (iii) 10%.

As an example only, if the twelve month trailing EBIDTA for the relevant period is $1,000,000 and maintenance capital expenditures for that period is $100,000, the Transfer Price would be equal to:

($1,000,000 - $100,000) x 4.5 x 0.10 = $405,000

                                                    Exhibit 10.3i
    (b)           The consideration that Employee shall receive shall be in the same form or type of consideration as Aspen receives for the sale of such membership interests or assets. For example, if Aspen receives shares of capital stock of the third party purchaser, Employee shall be entitled to that number of such shares of capital stock of the third party purchaser equal to the product of the Transfer Price divided by the per Unit price Aspen receives for the sale of such membership interests or assets. Employee shall deliver the membership certificate representing the Units to the Company on the date and at the location designated by the Company and shall sign such agreements or other documents in connection with the sale of the Units to the Company as the Company reasonably requests.

4.                      Conversion Upon an IPO. In the event AEG completes an initial public offering (an “IPO”) of its common stock prior to the Vesting Date, the Employee’s right to receive the Units shall automatically be converted into the right to receive a number of shares of common stock of AEG (which shares of common stock shall not be registered under the Securities Act of 1933, as amended (the “Act”)) on the Vesting Date equal to the product of (i) the Transfer Price that Employee would have received had a Call Event occurred on the Vesting Date, divided by (ii) the closing price per share of the AEG common stock on the Vesting Date. For purposes of this Agreement, an “initial public offering” shall mean the initial firm commitment underwritten public offering of the common stock of Aspen, immediately following which such common stock is listed for trading on the New York Stock Exchange or for quotation on the NASDAQ National Market System or other agreed, internationally recognized stock exchange.

5.                      Termination of Employment.

(a)           If prior to the Vesting Date (i) Employee ceases to be an employee of AEG, Aspen or the Company, or ceases to provide services to the Company, whether due to Employee’s death, disability or voluntary or involuntary termination, or (ii) the membership interests or all or substantially all of the assets of the Company are sold or transferred to a third party that is not an affiliate of AEG, this Agreement shall automatically terminate and have no further force or effect and Employee shall not be consideration pursuant to this Agreement or in connection with the termination of this Agreement.

(b)           If after the Vesting Date Employee ceases to be an employee of AEG, Aspen or the Company, or ceases to provide services to the Company, whether due to Employee’s death, disability or voluntary or involuntary termination, the Company shall have the right, but not the obligation, to purchase the Units from the Employee for a purchase price equal to the Transfer Price; provided that for purposes of this Section 5(b), the Transfer Price shall be calculated using the twelve month period ending on the last day of the month immediately preceding the month in which Employee’s employment terminated.

6.                      Right of First Refusal. Employee agrees that in the event Employee desires to transfer any or all of her Units to another party, Employee shall give prior written notice to the Company describing in reasonable detail the terms of such bona fide offer. For a period of thirty (30) days after such notice of transfer is received by the Company (the “Exercise Period”), the Company shall have a right to repurchase all or any portion of the Units to be transferred at the lower of the price set forth in the transfer notice or the Transfer Price, and upon the terms set forth in the transfer notice (the “Company’s First Refusal Rights”). The Company shall exercise the Company First Refusal Rights by giving Employee written notice of such intention prior to the expiration of the Exercise Period.

7.                      Representations and Warranties of the Company. The Company hereby represents and warrants to Employee that, as of the date hereof:

(a)           The Company is a limited liability company validly existing in good standing under the laws of the state of Delaware and has all requisite power and authority to carry on its business as now conducted and as proposed to be conducted and to enter into and perform this Agreement and to carry out the transactions contemplated hereby. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

(b)           The outstanding membership interests of the Company consists of 100 Units.

8.                      Representations and Warranties of Employee. Employee acknowledges, represents and warrants to the Company as follows:

(a)           Employee understands that the Units have not been registered under the Act, or under any other federal or state law, and that the Company does not currently contemplate such a registration.

                                                      Exhibit 10.3i
(b)           Employee has such knowledge, skill and experience in business, financial and investment matters so that Employee is capable of evaluating the merits and risks of an investment in the Units. To the extent that Employee has deemed it appropriate to do so, Employee has retained, and relied upon, appropriate professional advice regarding the tax, legal and financial merits and consequences of the investment in the Units.

(c)           Employee has made, either alone or together with advisors (if any), such independent investigation of the Company, its management, and related matters as Employee deems to be, or such advisors (if any) have advised to be, necessary or advisable in connection with an investment in the Units; and Employee and Employee’s advisors (if any) have received all information and data which Employee and such advisors (if any) believe to be necessary in order to reach an informed decision as to the advisability of an investment in the Units. Employee is satisfied that there are no material facts regarding the Company or the Units as to which Employee has not been fully informed.

(d)           Employee represents that Employee has reviewed Employee’s financial condition and commitments, alone and together with Employee’s advisors, and that, based on such review, Employee is satisfied that (i) Employee has adequate means of providing for Employee’s financial needs and possible contingencies and has assets or sources of income which, taken together, are more than sufficient so that Employee could bear the risk of loss of Employee’s entire investment in the Units, (ii) Employee has no present or contemplated future need or intention to dispose of or sell all or any portion of the Units to satisfy any existing or contemplated undertaking, need or indebtedness, and (iii) Employee is capable of bearing the economic risk of an investment in the Units for the indefinite future. Employee agrees to furnish any additional information requested by the Company to assure compliance of this transaction with applicable federal and state securities laws in connection with the purchase and sale of the Units.

(e)           Employee understands that the Units are “restricted securities” under applicable federal securities laws and that the Act and the rules of the Securities and Exchange Commission provide in substance that Employee may dispose of the Units only pursuant to an effective registration statement under the Act or an exemption from such registration if available. Employee further understands that the Company has no obligation or intention to register any of the Units under or to take action so as to permit sales pursuant to the Act. Employee further understands that applicable blue sky laws may permit sales of the Units only if the Units are registered or the transaction is subject to an applicable exemption. As a consequence, Employee understands that Employee must bear the economic risks of the investment in the Units for an indefinite period of time.

(f)           Employee hereby confirms that Employee is acquiring the Units for investment only and not with a view to or in connection with any resale or distribution of the Units. Employee hereby affirms that Employee has no present intention of making any sale, assignment, pledge, gift, transfer or other disposition of the Units or any interest therein.

(g)           Employee is an “accredited investor” within the meaning of Rule 501 under the Act and the representations made on the Preliminary Purchaser Questionnaire delivered previously to the Company are true and correct in all respects as of the date hereof.

(h)           Employee acknowledges and agrees that for purposes of this Agreement, the term “Units” as used in this Section 8 shall mean the Units as defined in Section 1 and the shares of common stock of AEG which Employee may receive pursuant to Section 4.

                                                                 Exhibit 10.3i
9.                      Legend. Employee acknowledges and agrees that the membership certificate evidencing the Units will bear a restrictive legend substantially in the following form:

“THE MEMBERSHIP INTERESTS REPRESENTED BY THIS CERTIFICATE (THE “UNITS”) HAVE BEEN GRANTED BY ADIRONDACK LEADERSHIP EXPEDITIONS, LLC (THE “COMPANY”) UNDER THE AMENDED AND RESTATED OPERATING AGREEMENT OF THE COMPANY (THE “AGREEMENT”), DATED AS OF APRIL 1, 2008 BETWEEN THE REGISTERED OWNER NAMED HEREON (“EMPLOYEE”) AND THE COMPANY. UNDER THE AGREEMENT, THE UNITS ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND TO THE OTHER TERMS AND CONDITIONS AS SET FORTH THEREIN.

THE UNITS REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR REGISTERED OR QUALIFIED ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.”

10.                      General Solicitation. Employee acknowledges that neither the Company nor any person acting on its behalf has offered or sold the Units to Employee by any form of general solicitation, general or public media advertising or mass mailing.

11.                      Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of California, without regard for the conflicts of laws provisions thereof.

12.                      Modifications or Waivers. Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.
13.                      Assignments. This Agreement is not transferable or assignable by Employee or the Company.

14.                      Counterparts. This Agreement may be executed in any number of counterparts and by facsimile, and all of such counterparts together will be deemed one instrument.

* * * * *

                                                               Exhibit 10.3i

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ADIRONDACK LEADERSHIP EXPEDITIONS, LLC

By:           AYS Management, Inc.,
as Manager

By:

       Name: Elliot Sainer
   Its:    Chief Executive Officer and President

Employee intends to be legally bound hereby.

EMPLOYEE:

By:

Name:  SUE CROWELL

[Signature Page to Subscription Agreement]

                                                                 Exhibit 10.3i

LONE STAR EXPEDITIONS, INC.
SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (the “Agreement”), dated as of April 1, 2004, is entered into by and between LONE STAR EXPEDITIONS, INC., a Delaware corporation (the “Company”), and the undersigned, SUE CROWELL (the “Employee”).

RECITALS

WHEREAS, the Company is an indirect, wholly-owned subsidiary of Aspen Education Group, Inc., a California corporation (“AEG”), and a direct, wholly-owned subsidiary of Aspen Youth, Inc., a California corporation (“Aspen”).

WHEREAS, Employee is employed by AEG as the head of the wilderness division of AEG.

WHEREAS, in order to give Employee an opportunity to acquire an interest in the Company as an incentive for Employee to continue participating in the affairs of the Company, the Company desires to issue shares of its common stock to Employee pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements, representations, warranties, provisions, covenants and other consideration, the sufficiency and adequacy of which is hereby acknowledged, the Company and Employee agree as follows:

1.                      Issuance of Common Stock. On April 1, 2008 (the “Vesting Date”), the Company shall issue to Employee ten (10) shares of common stock of the Company (the “Shares”), which represents ten percent (10%) of the issued and outstanding capital stock of the Company. On such date of issuance, the Company shall deliver to Employee a stock certificate registered in Employee's name representing the Shares and Employee shall sign a receipt acknowledging receipt of the Shares.

2.                      Restricted Stock Award Agreement. Notwithstanding the foregoing, the Company shall not issue the Shares to Employee unless and until Employee signs a Restricted Stock Award Agreement, effective as of the date of issuance of the Shares, that includes the transfer restrictions and other rights and obligations of the Company and Employee as set forth herein. The Company shall provide such Restricted Stock Award Agreement to Employee for review no later than 30 days prior to the Vesting Date.

3.                      Sale of the Company. In  the event Aspen elects to sell the capital stock of the Company, whether through a direct purchase or through a merger or other type of transaction, or all or substantially all of the assets of the Company, to a third party (a “Call Event”) on or after the Vesting Date, the Company shall notify Employee of such sale at least ten days prior to the closing of such sale and Employee shall sell or transfer the Shares to the Company on or before the closing date.

(a)           In consideration for such sale or transfer of the Shares to the Company,
Employee shall receive an amount of consideration (the “Transfer Price”) equal to: the product product of (i) the sum of (X) twelve month trailing EBITDA for the twelve month period ending on the last day of the month immediately preceding the month in which such Call Event occurs, minus (Y) an amount equal to maintenance capital expenditures for such twelve month period; multiplied by (ii) 4.5; multiplied by (iii) 10%.

As an example only, if the twelve month trailing EBIDTA for the relevant period is $1,000,000 and maintenance capital expenditures for that period is $100,000, the Transfer Price would be equal to:

($1,000,000 - $100,000) x 4.5 x 0.10 = $405,000

                                                      Exhibit 10.3i
(b)           The consideration that Employee shall receive shall be in the same form or type of consideration as Aspen receives for the sale of such capital stock or assets. For example, if Aspen receives shares of capital stock of the third party purchaser, Employee shall be entitled to that number of such shares of capital stock of the third party purchaser equal to the product of the Transfer Price divided by the per share price Aspen receives for the sale of such capital stock or assets. Employee shall deliver the stock certificate representing the Shares to the Company on the date and at the location designated by the Company and shall sign such agreements or other documents in connection with the sale of the Shares to the Company as the Company reasonably requests.

4.                      Conversion Upon an IPO. In the event AEG completes an initial public offering (an “IPO”) of its common stock prior to the Vesting Date, the Employee's right to receive the Shares shall automatically be converted into the right to receive a number of shares of common stock of AEG (which shares of common stock shall not be registered under the Securities Act of 1933, as amended (the “Act”)) on the Vesting Date equal to the product of (i) the Transfer Price that Employee would have received had a Call Event occurred on the Vesting Date, divided by (ii) the closing price per share of the AEG common stock on the Vesting Date. For purposes of this Agreement, an “initial public offering” shall mean the initial firm commitment underwritten public offering of the common stock of Aspen, immediately following which such common stock is listed for trading on the New York Stock Exchange or for quotation on the NASDAQ National Market System or other agreed, internationally recognized stock exchange.

5.           Termination of Employment.

(a)           If prior to the Vesting Date (i) Employee ceases to be an employee of AEG, Aspen or the Company, or ceases to provide services to the Company, whether due to Employee's death, disability or voluntary or involuntary termination, or (ii) the capital stock or all or substantially all of the assets of the Company are sold or transferred to a third party that is not an affiliate of AEG, this Agreement shall automatically terminate and have no further force or effect and Employee shall not be entitled to receive any of the Shares or any other consideration pursuant to this Agreement or in connection with the termination of this Agreement.

(b)           If after the Vesting Date Employee ceases to be an employee of AEG, Aspen or the Company, or ceases to provide services to the Company, whether due to Employee's death, disability or voluntary or involuntary termination, the Company shall right, but not the obligation, to purchase the Shares from the Employee for a purchase price equal to the Transfer Price; provided that for purposes of this Section 5(b), the Transfer Price shall be calculated using the twelve month period ending on the last day of the month immediately preceding the month in which Employee’s employment terminated.

6.                      Right of First Refusal. Employee agrees that in the event Employee desires to transfer any or all of her Shares to another party, Employee shall give prior written notice to the
Company describing in reasonable detail the terms of such bona fide offer. For a period of thirty (30) days after such notice of transfer is received by the Company (the “Exercise Period”), the
Company shall have a right to repurchase all or any portion of the Shares to be transferred at the lower of the price set forth in the transfer notice or the Transfer Price, and upon the terms set forth in the transfer notice (the “Company's First Refusal Rights”). The Company shall exercise the Company First Refusal Rights by giving Employee written notice of such intention prior to the expiration of the Exercise Period.

7.                      Representations and Warranties of the Company. The Company hereby represents and warrants to Employee that, as of the date hereof:

(a)           The Company is a corporation duly organized, validly existing and in good standing under the laws of the state of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted and to enter into and perform this Agreement and to carry out the transactions contemplated hereby. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

(b)           The authorized capital of the Company consists of 3,000 shares of common stock, no par value. There are 100 shares of common stock issued and outstanding.

(c)           The outstanding common shares are duly authorized and validly authorized and issued, fully paid and nonassessable.

                                                                Exhibit 10.3i
8.                      Representations and Warranties of Employee. Employee acknowledges, represents and warrants to the Company as follows:

(a)           Employee understands that the Shares have not been registered under the Act, or under any other federal or state law, and that the Company does not currently contemplate such a registration.

(b)           Employee has such knowledge, skill and experience in business, financial and investment matters so that Employee is capable of evaluating the merits and risks of an investment in the Shares. To the extent that Employee has deemed it appropriate to do so, Employee has retained, and relied upon, appropriate professional advice regarding the tax, legal and financial merits and consequences of the investment in the Shares.

(c)           Employee has made, either alone or together with advisors (if any), such independent investigation of the Company, its management, and related matters as Employee deems to be, or such advisors (if any) have advised to be, necessary or advisable in connection with an investment in the Shares; and Employee and Employee's advisors (if any) have received all information and data which Employee and such advisors (if any) believe to be necessary in order to reach an informed decision as to the advisability of an investment in the Shares. Employee is satisfied that there are no material facts regarding the Company or the Shares as to which Employee has not been fully informed.

(d)           Employee represents that Employee has reviewed Employee's financial condition and commitments, alone and together with Employee's advisors, and that, based on such review, Employee is satisfied that (i) Employee has adequate means of providing for Employee's financial needs and possible contingencies and has assets or sources of income which, taken together, are more than sufficient so that Employee could bear the risk of loss of Employee's entire investment in the Shares, (ii) Employee has no present or contemplated future need or intention to dispose of or sell all or any portion of the Shares to satisfy any existing or contemplated undertaking, need or indebtedness, and (iii) Employee is capable of bearing the economic risk of an investment in the Shares for the indefinite future. Employee agrees to furnish any additional information requested by the Company to assure compliance of this transaction with applicable federal and state securities laws in connection with the purchase and sale of the Shares.

(e)           Employee understands that the Shares are “restricted securities” under applicable federal securities laws and that the Act and the rules of the Securities and Exchange Commission provide in substance that Employee may dispose of the Shares only pursuant to an effective registration statement under the Act or an exemption from such registration if available. Employee further understands that the Company has no obligation or intention to register any of the Shares under or to take action so as to permit sales pursuant to the Act. Employee further understands that applicable blue sky laws may permit sales of the Shares only if the Shares are registered or the transaction is subject to an applicable exemption. As a consequence, Employee understands that Employee must bear the economic risks of the investment in the Shares for an indefinite period of time.

(f)           Employee hereby confirms that Employee is acquiring the Shares for investment only and not with a view to or in connection with any resale or distribution of the Shares. Employee hereby affirms that Employee has no present intention of making any sale, assignment, pledge, gift, transfer or other disposition of the Shares or any interest therein.

(g)           Employee is an “accredited investor” within the meaning of Rule 501 under the Act and the representations made on the Preliminary Purchaser Questionnaire delivered previously to the Company are true and correct in all respects as of the date hereof.

                                    Exhibit 10.3i
(h)           Employee acknowledges and agrees that for purposes of this Agreement, the term “Shares” as used in this Section 8 shall mean the Shares as defined in Section 1 and the shares of common stock of AEG which Employee may receive pursuant to Section 4.

9.                      Legend. Employee acknowledges and agrees that the stock certificate evidencing the Shares will bear a restrictive legend substantially in the following form:

“THE SHARES OF COMMON STOCK REPRESENTED BY THIS CERTIFICATE (THE “SHARES”) HAVE BEEN GRANTED BY LONE STAR EXPEDITIONS, INC.
(THE “COMPANY”) AS RESTRICTED STOCK UNDER THE RESTRICTED STOCK AWARD AGREEMENT (THE “AGREEMENT”), DATED AS OF APRIL 1, 2008 BETWEEN THE REGISTERED OWNER NAMED HEREON (“EMPLOYEE”) AND THE COMPANY. UNDER THE AGREEMENT, THE SHARES ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND TO THE OTHER TERMS AND CONDITIONS AS SET FORTH THEREIN.

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR REGISTERED OR QUALIFIED ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION OR AN EXEMPTION THEREFROM UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.”

10.                      General Solicitation. Employee acknowledges that neither the Company nor any person acting on its behalf has offered or sold the Shares to Employee by any form of general solicitation, general or public media advertising or mass mailing.

11.                      Governing Law. This Agreement shall be construed and enforced in accordance with and governed by the laws of the State of California, without regard for the conflicts of laws provisions thereof.

12.                      Modifications or Waivers. Neither this Agreement nor any provisions hereof shall be modified, changed, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

13.                      Assignments. This Agreement is not transferable or assignable by Employee or the Company.

14.                      Counterparts.  This Agreement may be executed in any number of counterparts and by facsimile, and all of such counterparts together will be deemed one instrument.

* * * * *

                                                           Exhibit 10.3i

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

LONE STAR EXPEDITIONS, INC.

By:

Name: Elliot Sainer
Its:           Chief Executive Officer and President

Employee intends to be legally bound hereby.

EMPLOYEE:

By:

Name:                      SUE CROWELL

[Signature page to Subscription Agreement]

                                                                 Exhibit 10.3i

Annex B

UCC-3 Financing Statements